UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2008
Yahoo! Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 First Avenue
Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 349-3300
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 14, 2008, Yahoo! Inc. (the “Company”) made available to its stockholders a presentation reviewing the joint Microsoft Corporation and Carl Icahn search and restructuring proposal rejected by the Company’s Board of Directors on July 12, 2008.
A copy of the presentation is filed with this Form 8-K and attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Yahoo! Inc. Investor Presentation dated July 14, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)
By:	/s/ Blake Jorgensen
Name:	Blake Jorgensen
Title:	Chief Financial Officer (Principal Financial Officer)
Date: July 14, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Yahoo! Inc. Investor Presentation dated July 14, 2008.